Exhibit 10.1

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of August 1, 2022 by and among Global Payments Inc., a Georgia corporation (“Parent”), Falcon Merger Sub Inc., a Delaware corporation and wholly owned Subsidiary of Parent (“Merger Sub”), EVO Payments, Inc., a Delaware corporation (the “Company”) and each of the undersigned stockholders of the Company (the “Stockholders” and together with Parent, Merger Sub, and the Company, each a “Party” and, together, the “Parties”). Capitalized terms used but not defined herein have the meanings ascribed to such terms as set forth in the Merger Agreement (defined below).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), providing for, among other things, the acquisition of the Company by Parent, by means of a merger (the “Merger”) of Merger Sub with and into the Company pursuant to the terms and conditions of the Merger Agreement;

WHEREAS, each Stockholder is, as of the date hereof, the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which meaning will apply for all purposes of this Agreement; provided, that all options, warrants, restricted stock units and other convertible securities are included even if not exercisable within sixty (60) days of the date hereof) of the number of shares of Company Stock and the number of Common Units, in each case, as set forth opposite the name of such Stockholder on Schedule A hereto; and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Merger Sub have required the Stockholders, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, each Stockholder (solely in the Stockholder’s capacity as the beneficial owner of the Subject Securities) has agreed to make certain representations, warranties, covenants, and agreements as set forth in this Agreement with respect to the Subject Securities.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth below and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.    Certain Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

(a)    “Class A Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company.

(b)    “Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of the Company.

(c)    “Class C Common Stock” means the Class C common stock, par value $0.0001 per share, of the Company.

(d)    “Class D Common Stock” means the Class D common stock, par value $0.0001 per share, of the Company.

(e)    “Common Unit” has the meaning ascribed to such term in the OpCo LLC Agreement.

(f)    “Company Common Stock” means the Class A Common Stock, Class B Common Stock, Class C Common Stock and Class D Common Stock.

(g)    “Company Stock” means the Preferred Stock and Company Common Stock.

(h)    “Exchange Agreement” means that certain Exchange Agreement, dated as of May 22, 2018 by and among the Company, EVO Investco, LLC and the holders of Company Common Stock and other Persons party thereto, as amended on November 5, 2018 and as it may be further amended, supplemented or otherwise modified as of the date hereof.

(i)    “Lien” means any lien, encumbrance, hypothecation, adverse claim, charge, mortgage, security interest, pledge or option, proxy, right of first refusal or first offer, preemptive right, deed of trust, servitude, voting trust, transfer restriction or any other similar restriction.

(j)    “OpCo LLC Agreement” means that certain Second Amended and Restated Limited Liability Company Agreement of EVO Investco, LLC, dated as of May 22, 2018 as amended on April 21, 2020 and as further amended, supplemented or otherwise modified as of the date hereof.

(k)    “Paired Interests” has the meaning ascribed to such term in the Exchange Agreement.

(l)    “Permitted Lien” means any (i) Lien arising under this Agreement and (ii) any applicable restrictions on transfer under the Securities Act of 1933.

(m)    “Preferred Stock” means the shares of preferred stock, par value $0.0001 per share, of the Company, including the Series A Convertible Preferred Stock.

(n)    “Series A Convertible Preferred Stock” means the Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company.

(o)    “Subject Securities” means with respect to each Stockholder, (i) all Company Stock and Common Units set forth opposite such Stockholder’s name on Schedule A to this Agreement, and (ii) all additional Company Stock, Common Units or other capital stock or voting or equity securities of the Company or OpCo LLC of which such Stockholder or its Affiliates acquires record or beneficial ownership during the period from the date of this Agreement through and including the Support Termination Date (including by way of stock dividend or distribution, split-up, recapitalization, combination, vesting of, settlement or exercise of or exchange of Company Stock, Paired Interests, Company Equity Awards or other conversion or exercise of any convertible or derivative securities).

(p)    “Support Termination Date” means the earliest to occur of (i) the Effective Time of the Merger; (ii) the date on which the Merger Agreement is validly terminated pursuant to Article 10 in accordance with its terms; (iii) the termination of this Agreement by mutual written consent of the Parties, or (iv) the date of any modification, waiver or amendment to any provision of the Merger Agreement effected without each Stockholder’s consent that (x) decreases the amount or changes the form, of Merger Consideration or (y) extends the End Date (other than in accordance with Section 10.01(b)(i) of the Merger Agreement).

(q)    “Transfer” A Person shall be deemed to have effected a “Transfer” of a Subject Security if such Person, directly or indirectly, in whole or in part, whether or not for value and whether voluntary or involuntary, (i) sells, pledges, creates a Lien with respect to (other than those (i) created by this Agreement or (ii) arising under applicable securities laws), assigns, exchanges, grants an option with respect to, transfers, gifts, distributes, dividends, disposes of (by merger, by testamentary disposition, by operation of law or otherwise) or enters into any derivative or hedging arrangement with respect to such Subject Security or any interest therein, whether or not for value, (ii) enters into an agreement, swap, arrangement, understanding or commitment providing for the sale, pledge, creation of a Lien (other than those (i) created by this Agreement or (ii) arising under applicable securities laws), assignment, exchange, transfer, gift, disposition of or any derivative or hedging arrangement with respect to, or grant of an option with respect to, such Subject Security or any interest therein, (iii) deposits (or permits the deposit of) a Subject Security in a voting trust, or grants any proxy or power of attorney or enters into any voting agreement, arrangement, understanding or commitment with respect to any Subject Security (other than this Agreement) or (iv) agrees or commits (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i), (ii) or (iii).

(r)    “Willful and Material Breach” means a material breach of, or a material failure to perform, any covenant, representation, warranty or agreement set forth in this Agreement, in each case that is a consequence of an act undertaken by the breaching party or the failure by the breaching party to take an act it is required to take under this Agreement, with the actual knowledge that the taking of or failure to take such act would, or would be reasonably expected to, result in, constitute or cause a breach of this Agreement.

2.    Transfer of Subject Securities.

(a)    Transfer Restrictions and Transfer of Voting Rights. Except as expressly contemplated by this Agreement or the Merger Agreement, prior to the Support Termination Date, each Stockholder shall not, and shall cause each of its controlled Affiliates not to, (i) Transfer (or permit or cause the Transfer of) any of such Stockholder’s Subject Securities or (ii) deposit (or permit the deposit of) any of such Stockholder’s Subject Securities in a voting trust, or grant any proxy or power of attorney or enter into any voting agreement with respect to any of such Stockholder’s Subject Securities. Any action taken in violation of the foregoing sentence shall be null and void ab initio and such Stockholder agrees that any such prohibited action may and should be enjoined. If any involuntary Transfer of any Subject Securities shall occur (including, but not limited to, a sale by Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees from the Stockholder (“Direct Transferees”) and any and all transferees (“Indirect Transferees”) of any Direct Transferee or any other Indirect Transferee) shall take and hold such Subject Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until terminated in accordance with the terms hereof, and, as used herein (other than in Section 9 or where the context suggests otherwise), the term “Stockholder” shall include such Direct Transferees and Indirect Transferees. At all times commencing with the execution and delivery of this Agreement and continuing until the Support Termination Date, in furtherance of this Agreement, each Stockholder hereby authorizes the Company to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Securities (and that this Agreement places limits on the voting and transfer of such Subject Securities).

(b)    Exceptions. Notwithstanding the foregoing, each Stockholder may make (i) Transfers of Subject Securities by will or for bona fide estate planning purposes so long as such Stockholder or the trustee of any trust established by such Stockholder maintains full voting power with respect to any transferred Subject Securities, (ii) with respect to such Stockholder’s Company Option Awards which expire (x) on or prior to the termination of the Merger Agreement or (y) prior to the Effective Time, Transfers to the Company or cancellations, of the underlying shares of Company Common Stock (A) in payment of the exercise price of such Stockholder’s Company Options Awards and (B) in order to satisfy taxes applicable to the exercise of such Stockholder’s Company Option Awards, (iii) with respect to such Stockholder’s Company RSU Awards or Company PSU Awards, as applicable, Transfers to the Company or cancellations, of the underlying shares of Company Common Stock for the net settlement of such Company RSU Awards or Company PSU Awards in order to satisfy any tax withholding obligation, (iv) Transfers of Subject Securities to (x) any controlled Affiliate of such Stockholder, so long as such Stockholder or the trustee of any trust established by such Stockholder maintains full voting power with respect to any transferred Subject Securities or (y) any private equity fund advised by Madison Dearborn Partners, LLC that owns equity interests in such Stockholder, and (v) pledges of Subject Securities as security pursuant to a margin loan or swap/hedge in the ordinary course of business solely if the Stockholders retain their right to vote all of the Subject Securities subject to those arrangements in accordance with the provisions of this Agreement, and in each case of the foregoing clauses (i) through (v), so long as (I) any such transferee or pledgee shall agree and deliver to Parent and Merger Sub in writing a joinder in form and substance reasonably satisfactory to Parent and Merger Sub pursuant to which such transferee agrees to be bound by and comply with this Agreement at least two (2) Business Days prior to the consummation of any such transfer; and (II) such Transfer is otherwise permitted pursuant to the Company Charter, Company Bylaws, OpCo LLC Agreement and Applicable Law. Notwithstanding any provision of this Agreement to the contrary, (i) each Stockholder shall remain responsible for any breach of this Agreement by any permitted transferee and (ii) Transfers of the equity of the Stockholder or the equity of any of its direct or indirect equityholders (including purchases or acquisitions by the Stockholder of its own equity from current or former officers, directors, managers or employees of the Stockholder or its Affiliates or the Company or its Subsidiaries) shall not be considered a Transfer of Shares that is prohibited hereunder. During the term of this Agreement, the Company will not register or otherwise recognize the transfer (book-entry or otherwise) of any Subject Securities or any certificate or uncertificated interest representing any of such Stockholder’s Subject Securities, except as permitted by, and in accordance with, this Section 2.

3.    Agreement to Vote Securities, Exchange of Paired Interests; Proxy.

(a)    Agreement to Vote and Approve. Each Stockholder irrevocably and unconditionally agrees until the Support Termination Date, at any annual and/or special meeting of the Company called with respect to the following matters, and at every adjournment or postponement thereof, and on every action or approval of the Company stockholders with respect to any of the following matters, to appear or cause the holder of record to appear at the meeting or otherwise cause the Subject Securities to be present thereat for purposes of establishing a quorum and vote or cause the holder of record to vote the Subject Securities (in each case including via proxy or written consent): (i) in favor of (A) the approval and adoption of the Merger Agreement and any transactions contemplated by the Merger Agreement, and (B) any proposal effected pursuant to the Merger Agreement to adjourn or postpone such meeting of stockholders of the Company to a later date; and (ii) against (A) any action, proposal, transaction, or agreement that would reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the adoption of the Merger Agreement or the timely consummation of the Merger or the fulfillment of the Company’s, Parent’s or Merger Sub’s conditions to Closing under the Merger Agreement or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of a Stockholder contained in this Agreement, (B) any Acquisition Proposal or any action with the intention to further any Acquisition Proposal, and (C) any reorganization, dissolution, liquidation, winding up or similar extraordinary transaction involving the Company or OpCo LLC (except as contemplated by the Merger Agreement). Any written consent shall be given in accordance with such procedures relating thereto so as to ensure that it is duly counted for purposes of recording the results of such consent.

(b)    Proxy Voting. Prior to the Support Termination Date, each Stockholder shall execute and deliver (or cause the holders of record of the Subject Securities to execute and deliver), within eight (8) Business Days of receipt, any proxy card or voting instructions it receives that is sent by the Company to its stockholders soliciting proxies with respect to any matter described in Section 3(a) which shall be voted in the manner described in Section 3(a).

(c)    Exchange of Paired Interests. Each Stockholder irrevocably and unconditionally agrees: (i) that the Merger is a Disposition Event (as defined in the Exchange Agreement) that has been approved by the Company Board; (ii) that such Stockholder’s execution of this Agreement constitutes such Stockholder’s delivery of a Paired Interest Exchange Notice (as defined in the Exchange Agreement), effecting, automatically and without further action on the part of any Party, an exchange of all of the Stockholder’s Paired Interests in accordance with the terms of Section 2.04(a) and Section 2.01(f)(i) of the Exchange Agreement, and that such exchange shall be effective immediately prior to and conditioned upon the Closing (and prior to the Support Termination Date, such Stockholder shall not, and hereby waives any right to, withdraw such Paired Interest Exchange Notice pursuant to Section 2.01(f)(i)), following which the shares of Class A Common Stock issued upon such exchange will be converted into the right to receive the Merger Consideration pursuant to, and in accordance with the terms of, the Merger Agreement; (iii) during the term of this Agreement until the Support Termination Date, not to knowingly take any action that would reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the exchange of the Paired Interests in accordance with the terms of Section 2.04(a) of the Exchange Agreement as contemplated by this Agreement or deliver any Paired Interest Exchange Notice (as defined in the Exchange Agreement), except as contemplated by the foregoing clause (ii); and (iv) not to request, and hereby irrevocably and unconditionally waives, any rights to have any Company Stock delivered pursuant to an effective registration statement under the Securities Act.

4.    Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, each Stockholder is entering into this Agreement solely in such Stockholder’s capacity as a holder of the Subject Securities and not in such Stockholder’s capacity as a director, officer or employee of the Company or any of its Subsidiaries. For the avoidance of doubt, notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or shall require any Stockholder or any partner, officer, employee or Affiliate of Stockholder to attempt to) limit or restrict any actions or omissions of a director, officer or employee of the Company or any of its Subsidiaries (solely taken in his or her capacity as such), including, without limitation, in the exercise of his or her fiduciary duties as a director, officer or employee of the Company or any of its Subsidiaries or prevent or be construed to create any obligation on the part of any director, officer or employee of the Company or any of its Subsidiaries from taking any action solely in his or her capacity as such director, officer or employee and no action taken solely in his or her capacity as such director, officer or employee shall be deemed to constitute a breach of this Agreement.

5.    No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent, Merger Sub or the Company any direct or indirect ownership or incidence of ownership of or with respect to any Subject Securities or to create or form a “group” for purposes of the Exchange Act. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to the Stockholders, and neither Parent nor Merger Sub shall have the authority by virtue of this Agreement or the transactions to be consummated pursuant hereto to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholders in the voting of any of the Subject Securities to the extent such Subject Securities are entitled to be voted, except as otherwise expressly provided herein.

6.    No Exercise of Appraisal Rights; Waiver of Certain Actions. Such Stockholder irrevocably waives and agrees not to exercise any appraisal rights or dissenters’ rights pursuant to Section 262 of the Delaware Law or otherwise in respect of such Stockholder’s Subject Securities that may arise in connection with the Merger.

7.    Documentation and Information. Such Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent and the Company (such consent not to be unreasonably withheld, conditioned or delayed), except as may be required by Applicable Law. In the event such Stockholder amends their Schedule 13D or Schedule 13G filed with the SEC to disclose this Agreement, such Stockholder shall provide a draft of such amendment to Parent and Merger Sub and consider any reasonable comments in good faith prior to such filing. Such Stockholder consents to and hereby authorizes the Company, Parent and Merger Sub or their respective Affiliates to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company, Parent or Merger Sub or their Affiliates reasonably determines to be necessary in connection with the Merger Agreement, the Merger and any of the other transactions contemplated by this Agreement or the Merger Agreement, in each case regarding such Stockholder’s identity and ownership of the Subject Securities, the existence of this Agreement, the nature of such Stockholder’s commitments and obligations under this Agreement and the Merger Agreement and any other information that Parent or the Company reasonably determines is required to be disclosed by Applicable Law, and such Stockholder acknowledges that Parent, Merger Sub and the Company, in Parent’s or the Company’s sole discretion, as applicable, may file this Agreement or a form hereof with the SEC or any other Governmental Authority. Such Stockholder agrees to promptly give Parent and the Company any information they may reasonably request for the preparation of any such disclosure documents. Nothing set forth herein shall limit any disclosure by any Stockholder to its or its Affiliates’ general or limited partners or its, its Affiliates’ or their respective general or limited partners’ partners, officers, directors, employees, Affiliates, investment bankers, attorneys, accountants or other advisors or representatives, in each case, on a confidential basis.

8.    Acquisition Proposals. Each Stockholder agrees that it will not (and will cause its controlled Affiliates not to), directly or indirectly, and will not (and to cause its controlled Affiliates not to) authorize, instruct or knowingly permit any investment banker, attorney or other advisor or other Representative to act on such Stockholder’s behalf to take any action that the Company or its Representatives are prohibited from taking pursuant to Section 6.03 of the Merger Agreement; provided, that to the extent that the Company is expressly permitted to take any action or not prohibited from taking any action pursuant to Section 6.03 of the Merger Agreement, each Stockholder and its investment bankers, attorneys and other advisors and other Representatives also shall be so permitted or not prohibited.

9.    Representations and Warranties of the Stockholders. Each Stockholder hereby severally and not jointly represents and warrants to Parent, Merger Sub and the Company as follows:

(a)    Power; Binding Agreement. Such Stockholder has full power and authority to execute and deliver this Agreement, to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. Such Stockholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction). The execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of his, her or its obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder or the consummation by such Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, Merger Sub and the Company, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance and other equitable remedies.

(b)    No Conflicts. Except for filings under the Exchange Act, no filing with, and no Permit, authorization, consent, or approval of, any Governmental Authority is necessary for the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder and the consummation by such Stockholder of the transactions contemplated hereby. None of the execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder or the consummation by the Stockholder of the transactions contemplated hereby will (i) violate, contravene, conflict with or result in any breach of any organizational documents applicable to such Stockholder; (ii) result in (with or without notice or lapse of time or both) a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which such Stockholder is a party or by which such Stockholder or any of such Stockholder’s properties or assets may be bound; (iii) result (with or without notice or lapse of time or both) in the creation or imposition of any Lien of any kind on the Subject Securities or any asset of such Stockholder (other than a Permitted Lien); or (iv) violate any Order, writ, injunction, decree, judgment, order, statute, rule, or regulation or laws applicable to such Stockholder or any of such Stockholder’s properties or assets, except, in the case of clauses (ii), (iii) and (iv), for such occurrences which would not, individually or in the aggregate, adversely affect or prevent or materially delay or materially impair in any material respect the ability of such Stockholder to perform its obligations hereunder.

(c)    Ownership of Company Stock and Paired Interests. Such Stockholder is the sole beneficial owner of the number of shares of each class and series of Company Stock, Common Units, Company Equity Awards and other capital stock or voting or equity securities of the Company or OpCo LLC set forth opposite such Stockholder’s name on Schedule A, all of which are free and clear of any Liens (other than those (i) created by this Agreement or (ii) arising under applicable securities laws); and (ii) does not own, beneficially or otherwise, any Company Securities or Subsidiary Securities (including any Company Equity Awards) other than those described in the preceding clause (i). As of the date hereof, such Stockholder has not entered into any agreement to Transfer such Subject Securities. Such Stockholder is as of the date of this Agreement and, with respect to any Subject Securities acquired after the date of this Agreement, will be as of the date of such acquisition, the beneficial owner of such Subject Securities, and has (or will have) good and marketable title free and clear of any and all Liens (other than those (i) created by this Agreement or (ii) arising under applicable securities laws).

(d)    Voting and Disposition Power. Such Stockholder has full and sole voting power with respect to the Subject Securities and full and sole power of disposition, full and sole power to issue instructions with respect to the matters set forth herein and full and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Securities. None of the Subject Securities are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities.

(e)    Reliance. Such Stockholder has been represented by or had the opportunity to be represented by independent counsel of its own choosing and has had the right and opportunity to consult with its attorney, and to the extent, if any, that such Stockholder desired, such Stockholder availed itself of such right and opportunity and such Stockholder is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence. Such Stockholder understands and acknowledges that the Company, Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement and the representations and warranties of such Stockholder contained herein.

(f)    Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no action, suit, Claim, proceeding, charge, arbitration or investigation pending against, or, to the knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including the Subject Securities) that would reasonably be expected to prevent or materially delay or materially impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

(g)    Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission to be paid by the Company or its Subsidiaries in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

10.    Representations and Warranties of Parent and Merger Sub. Parent and Merger Sub represent and warrant to the Stockholders as follows:

(a)    Power; Binding Agreement. Each of Parent and Merger Sub has full power and authority to execute and deliver this Agreement, to perform its respective obligations hereunder and to consummate the transactions contemplated hereby. Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction). The execution and delivery by Parent and Merger Sub of this Agreement, the performance by each of Parent and Merger Sub of its respective obligations hereunder and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by each of Parent and Merger Sub and no other actions or proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery by Parent or Merger Sub of this Agreement, the performance by either Parent or Merger Sub of its respective obligations hereunder or the consummation by Parent or Merger Sub of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent and Merger Sub, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders and the Company, constitutes a valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance and other equitable remedies.

(b)    No Conflicts. Except for filings under the Exchange Act, no filing with, and no permit, authorization, consent, or approval of, any Governmental Authority is necessary for the execution and delivery by Parent or Merger Sub of this Agreement, the performance by each of Parent or Merger Sub of its respective obligations hereunder and the consummation by Parent or Merger Sub of the transactions contemplated hereby. None of the execution and delivery by Parent or Merger Sub of this Agreement, the performance by each of Parent or Merger Sub of its respective obligations hereunder or the consummation by Parent or Merger Sub of the transactions contemplated hereby will (i) violate, contravene, conflict with or result in any breach of any organizational documents applicable to Parent or Merger Sub; (ii) result in

(with or without notice or lapse of time or both) a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any of Parent’s or Merger Sub’s properties or assets may be bound; or (iii) violate any Order, writ, injunction, decree, judgment, order, statute, rule, or regulation or laws applicable to Parent or Merger Sub or any of Parent’s or Merger Sub’s properties or assets, except, in the case of clauses (ii) and (iii), for such occurrences which would not, individually or in the aggregate, adversely affect or prevent or materially delay or materially impair in any material respect the ability of each of Parent or Merger Sub to perform its respective obligations hereunder.

11.    Representations and Warranties of the Company. The Company represents and warrants to the Stockholders as follows:

(a)    Power; Binding Agreement. The Company has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in such jurisdiction). The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Company and no other actions or proceedings on the part of the Company are necessary to authorize the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders and Parent, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance and other equitable remedies.

(b)    No Conflicts. Except for filings under the Exchange Act, no filing with, and no permit, authorization, consent, or approval of, any Governmental Authority is necessary for the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby. None of the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder or the consummation by the Company of the transactions contemplated hereby will (i) violate, contravene, conflict with or result in any breach of any organizational documents applicable to the Company; (ii) result (with or without notice or lapse of time or both) in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, commitment, arrangement, understanding or other agreement to which the Company is a party or by which the Company or any of the Company’s properties or assets may be bound; or (iii) violate any Order, writ, injunction, decree, judgment, order, statute, rule, or regulation or law applicable to the Company or any of the Company’s properties or assets, except, in the case of clauses (ii) and (iii), for such occurrences which would not, individually or in the aggregate, adversely affect or prevent or materially delay or materially impair in any material respect the ability of the Company to perform its obligations hereunder.

12.    Further Assurances. Subject to the terms and conditions of this Agreement, each Party shall use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Party’s obligations under this Agreement.

13.    Termination.

(a)    Subject to Section 13(c), this Agreement shall automatically and immediately terminate as of the Support Termination Date, without the need for any further action on the part of (or notice to) any Party or other Person.

(b)    Subject to Section 13(c), following the termination of this Agreement, all obligations of each of the Parties under this Agreement will terminate, without any liability or other obligation on the part of any Party to any Person in respect of this Agreement or the obligations hereunder, and no Party shall have any Claim against another Party (and no Person shall have any rights against another Party hereto), whether under contract, tort or otherwise, with respect to this Agreement or the obligations under this Agreement. Notwithstanding the foregoing, nothing in this Agreement or any termination of this Agreement shall relieve any Party from liability from any Willful and Material Breach of this Agreement prior to such termination; provided, that in the event the Effective Time shall have occurred, no Stockholder shall have any liability or other obligation hereunder whatsoever, including with respect to any Willful and Material Breach occurring prior thereto (other than any breach of Stockholder’s covenant in Section 6 and Section 14).

(c)    Section 6, Section 13(b), Section 14, Section 15, and Section 16 shall survive the termination of this Agreement, and shall continue to apply to and bind each Party hereto in accordance with their terms upon and following termination of the rights and obligations of a party to this Agreement.

14.    Expenses. All fees and expenses incurred in connection with the negotiation and execution of this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such fees and expenses, whether or not the Merger or the transactions contemplated by this Agreement are consummated.

15.    Related Party Agreements. Each Stockholder acknowledges and agrees that the Contracts set forth on Schedule B hereto will be terminated, without any further rights, privileges, liabilities or obligations of any kind or nature whatsoever applicable to any of the parties thereto (or, for those Contracts that cannot be terminated, acknowledges and agrees to waive all rights, privileges, liabilities or obligations of any kind or nature whatsoever applicable to any of the parties thereto that are a Party to this Agreement), effective and conditioned upon the occurrence of the Effective Time (excluding, for the avoidance of doubt, (i) any confidentiality or similar obligations applicable to such Stockholder or its Affiliates thereunder and (ii) any indemnification or contribution obligations in favor of such Stockholder or its Affiliates or any of their respective officers, directors or employees thereunder that survives any such termination in accordance with its terms, in each case of clauses (i) and (ii), which shall survive such termination in accordance with its terms).

16.    Miscellaneous Provisions.

(a)    Amendment and Waivers. Any provision of this Agreement may be amended or waived at any time prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each Party to this Agreement or, in the case of a waiver, by each Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

(b)    Entire Agreement. This Agreement, the Merger Agreement (including any exhibits hereto), the Exchange Agreement and other agreements among the Parties as contemplated by or referred to herein and therein constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter hereof.

(c)    Governing Law. This Agreement and all Claims and causes of action hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

(d)    Consent to Jurisdiction. Each of the Parties irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware for the purposes of any suit, action or other proceeding arising out of or related to this Agreement, the other agreements contemplated hereby or any transaction contemplated hereby (or, solely if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any such suit, action or other proceeding, any state or federal court within the State of Delaware) (the “Chosen Court”). Each of the Parties agrees to commence any action, suit or proceeding relating hereto in the applicable Chosen Court pursuant to the immediately preceding sentence. Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the applicable Chosen Court, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Parties irrevocably waives any objections or immunities to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Agreement or the transactions contemplated hereby which is instituted in any such court. Notwithstanding the foregoing, the Parties agree that a final trial court judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law; provided, however, that nothing in the foregoing shall restrict any Party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. Each of the Parties agrees that service of process, summons, notice or document by registered mail addressed to it at the addresses set forth in Section 16(g) shall be effective service of process for any suit, action or proceeding brought in any such court.

(E)    WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE MERGER, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(f)    Specific Performance. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 16(d) without proof of damages, this being in addition to any other remedy to which they are entitled under this Agreement and any other agreement executed in connection herewith, at law or in equity, and the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, the Parties would not have entered into this Agreement. Each of the

Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or in equity. The Parties acknowledge and agree that any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 16(f) shall not be required to provide any bond or other security in connection with any such order or injunction.

(g)    Notices. All notices, requests and other communications to any Party hereunder shall be in writing (including email (provided, that such email states that it is a notice delivered pursuant to this Section 16(g))) and shall be given, if to Parent or Merger Sub, to:

Global Payments Inc.

3550 Lenox Road

Atlanta, Georgia 30326

Attention:	David Green
Email:	[*****]

with a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention:	Jacob A. Kling
Email:	JAKling@wlrk.com

if to the Company, to:

EVO Payments, Inc.

Ten Glenlake Parkway

South Tower, Suite 950

Atlanta, Georgia 30328

Attention:	Kelli E. Sterrett
Email:	[*****]

with a copy to (which shall not constitute notice):

King & Spalding LLP

1180 Peachtree Street NE

Atlanta, Georgia 30309

Attention:	Keith Townsend
Zach Cochran
Robert Leclerc
Email:	KTownsend@KSLAW.com
ZCochran@KSLAW.com
RLeclerc@KSLAW.com

if to Stockholder, to:

Ten Glenlake Parkway

South Tower, Suite 950

Atlanta, Georgia 30328

Attention:	James G. Kelley
Email:	[*****]

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL 60654

Attention:	Richard J. Campbell, P.C.
Email:	rcampbell@kirkland.com

and

Kirkland & Ellis LLP

601 Lexington Ave.

New York City, New York 10022

Attention:	Rachael G. Coffey, P.C.
Email:	rachael.coffey@kirkland.com

or to such other address or email address as such party may hereafter specify for the purpose by notice to the other Parties. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

(h)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(i)    Construction. The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified. The definition of terms herein shall apply equally to the singular and the plural. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “shall” shall be construed to have the same meaning as the word “will”. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. The word “extent” in the phrase “to the extent” means the degree to which a subject or thing extends, and such shall not mean simply “if”. The word “or” shall not be exclusive. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Unless otherwise specified, references to any statute or law or any provision thereof shall be deemed to refer to such same as amended from time to time and to any rules or regulations promulgated thereunder. References to any agreement or Contract are to that agreement or Contract as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The phrase “date hereof” or “date of this Agreement” shall be deemed to refer to the date set forth in the preamble of this Agreement. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. The measure of a period of one (1) month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date; and, if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one (1) month following February 18 is March 18 and one (1) month following March 31 is May 1). References to “law”, “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. Any references in this Agreement to “dollars” or “$” shall be to U.S. dollars. The terms “beneficially own,” “beneficially owned” and “beneficial owner” shall each have a correlative meaning.

(j)    Assignment. No party may assign, delegate or otherwise transfer, by operation of law or otherwise, any of its rights or obligations under this Agreement without the consent of each other party hereto; provided, that Parent or Merger Sub may assign this Agreement to any of its Affiliates in connection with the consummation of the Transactions (provided such assignment is in connection with an assignment of the Merger Agreement to the same Affiliate). No assignment by any Party shall relieve such Party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 16(j) is null and void.

(k)    Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by all of the other Parties hereto. Until and unless each Party has received a counterpart hereof signed by the other Parties, this Agreement shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Delivery of an executed counterpart of a signature page to this Agreement by “.pdf” format, scanned pages or electronic signature such as DocuSign shall be effective as delivery of a manually executed counterpart to this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed to be effective as of the date first above written.

PARENT:

GLOBAL PAYMENTS INC.

By:	/s/ David L. Green
Name:	David L. Green
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

MERGER SUB:

FALCON MERGER SUB INC.

By:	/s/ David L. Green
Name:	David L. Green
Title:	President, Treasurer and Secretary

COMPANY:

EVO PAYMENTS, INC.

By:	/s/ James G. Kelly
Name:	James G. Kelly
Title:	Chief Executive Officer

[Signature Page to Voting and Support Agreement]

STOCKHOLDERS:

JAMES G. KELLY GRANTOR TRUST DATED JANUARY 12, 2012

By:	/s/ John Kelly
Name:	John Kelly
Title:	Trustee

/s/ James G. Kelly
James G. Kelly

[Signature Page to Voting and Support Agreement]

Schedule A

[*****]

Schedule B

[*****]